QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported): March 5, 2002

THE ST. PAUL COMPANIES, INC.
(Exact name of Registrant as specified in its charter)

Minnesota (State of incorporation)	001-10898 (Commission File Number)	41-0518860 (I.R.S. Employer Identification No.)
385 Washington St., St. Paul, MN (Address of principal executive offices)		55102 (Zip Code)

(651) 310-7911
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events

        Filed herewith are the following documents for The St. Paul Companies, Inc. and subsidiaries, which are attached hereto as Exhibit 23 and Exhibits 99(a) through 99(j) which The St. Paul Companies, Inc. is making available on March 5, 2002.

        Exhibit 23—Consent of Independent Auditors

        Exhibit 99:

  a)
  Management's Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2001;

  b)
  Six-year Summary of Selected Financial Data;

  c)
  Statement re: Management's Responsibility for Financial Statements;

  d)
  Independent Auditors' Report;

  e)
  Consolidated Statements of Operations for the years ended December 31, 2001, 2000 and 1999;

  f)
  Consolidated Balance Sheets—December 31, 2001 and 2000;

  g)
  Consolidated Statements of Shareholders' Equity for the years ended December 31, 2001, 2000 and 1999;

  h)
  Consolidated Statements of Comprehensive Income for the years ended December 31, 2001, 2000 and 1999;

  i)
  Consolidated Statements of Cash Flows for the years ended December 31, 2001, 2000 and 1999; and

  j)
  Notes to Consolidated Financial Statements.

Item 7. Exhibits

        An Exhibit Index is included herein.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE ST. PAUL COMPANIES, INC.

By:	/s/ BRUCE A. BACKBERG Bruce A. Backberg Senior Vice President

Date: March 5, 2002

EXHIBIT INDEX

Exhibit
23		Consent of Independent Auditors
99	(a)	Management's Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2001;
	(b)	Six-year Summary of Selected Financial Data;
	(c)	Statement re: Management's Responsibility for Financial Statements;
	(d)	Independent Auditors' Report;
	(e)	Consolidated Statements of Operations for the years ended December 31, 2001, 2000 and 1999;
	(f)	Consolidated Balance Sheets—December 31, 2001 and 2000;
	(g)	Consolidated Statements of Shareholders' Equity for the years ended December 31, 2001, 2000 and 1999;
	(h)	Consolidated Statements of Comprehensive Income for the years ended December 31, 2001, 2000 and 1999;
	(i)	Consolidated Statements of Cash Flows for the years ended December 31, 2001, 2000 and 1999; and
	(j)	Notes to Consolidated Financial Statements.

QuickLinks

  Item 5. Other Events
  Item 7. Exhibits
EXHIBIT INDEX